UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   January 25, 2006

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C. 20004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 393-1101

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure.

Item 9.01.	Financial Statements and Exhibits.

Signature

Exhibit Index	Harman International Industries, Incorporated Press Release, dated January 25, 2006

Item 2.02. Results of Operations and Financial Condition.

     On January 25, 2006, Harman International issued a press release announcing its financial results for the second quarter ended December 31, 2005.  A copy of the press release is furnished as part of this Current report on Form 8-K as Exhibit 99.1 and incorporated by reference.

Item 7.01. Regulation FD Disclosure.

     See Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

             (c) Exhibits

Exhibit No.	Description
99.1	Harman International Industries, Incorporated press release, dated January 25, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
By:	/s/ Sandra Robinson

Sandra Robinson
Vice President, Financial Operations

Date:  January 25, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Harman International Industries, Inc., press release, dated January 25, 2006.